                                                                  Exhibit 23.4

                                McGladrey & Pullen LLP


                           CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form S-4 filed on or about April 14, 1999 of our report, dated January 15, 1999, relating to the financial statements of Valley Bank. We also consent to the reference to our firm under the caption "Experts" in the Prospectus.



                                            McGladrey & Pullen LLP

Pasadena, California
April 13, 1999